UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2019

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On January 8, 2019, Herbalife Nutrition Ltd. (the “Company”) issued a press release (“Press Release”) announcing, among other things, its preliminary volume points results for the fourth quarter of 2018. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 8, 2019 (the “Effective Date”), Richard P. Goudis voluntarily resigned as the Chief Executive Officer of the Company. In connection with Mr. Goudis’ resignation, Herbalife International of America, Inc., a wholly-owned subsidiary of the Company, entered into a Separation Agreement and General Release with Mr. Goudis, dated January 8, 2019 (the “Agreement”).

Pursuant to the terms of the Agreement, Mr. Goudis: (i) will not compete with the Company and its business between the Effective Date and December 31, 2019 (the “Relevant Period”), (ii) will not solicit any of the Company’s employees, distributors or customers during the Relevant Period, (iii) will not disparage, defame or make any negative or derogatory statements about the Company or any of its affiliates, past or current officers, directors, employees or members, and (iv) will cooperate with the Company in connection with any internal or external investigations. Additionally, the Agreement includes a customary general release by Mr. Goudis of all claims against the Company and its affiliates and reinforces Mr. Goudis’ obligation to not disclose any confidential information. The foregoing items are collectively referred to as the “Payment Requirements.”

In exchange for the foregoing, the Company shall pay Mr. Goudis remuneration in the amount of $3,500,000, seventy-five (75%) of which will be paid in equal installments between the Effective Date and November 30, 2019, and twenty-five (25%) of which will be paid in a lump sum on the first regular payroll day after December 1, 2019. All such payments are contingent on Mr. Goudis’ continued compliance with the Payment Requirements. Breach of any of the Payment Requirements will allow the Company to terminate any additional payments and recoup any previously paid amounts.

Item 7.01. Regulation FD Disclosure.

The Press Release is incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Herbalife Nutrition Ltd. on January 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

January 8, 2019	By:	/s/ Henry Wang
Name: Henry Wang
Title: EVP, General Counsel